Q 1 2 0 2 5 E a r n i n g s C o n f e r e n c e C a l l 5 . 6 . 2 0 2 5

This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, profitability, margin growth, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company’s common stock, the impact of legal proceedings, and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. Forward-looking statements, including, without limitation, those relating to the Company's production levels, future business prospects, net sales, expenses and income (loss), capital expenditures, tax rate, cash flow, financial condition, liquidity, covenant compliance, growth strategy, retail and wholesale demand and shipments, integration of acquisitions, R&D investments, commodity prices, addressable markets, and industry trends, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, the impacts of costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, future pandemics, geopolitical tensions, armed conflicts, or natural disasters on the global economy and on the Company's customers, suppliers, team members, business and cash flows, pricing pressures due to domestic and foreign competition, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and in the Company’s subsequent filings with the Securities and Exchange Commission, including the Company's Quarterly Reports on Form 10-Q. Readers of this presentation are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law. This presentation includes certain non-GAAP financial measures, such as EBITDA, EBITDA as a percentage of net sales, net debt to EBITDA leverage, and free cash flow. These non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in the presentation. 2 Forward-Looking Statements

Quarterly Financial Performance • Net sales of $1.046 billion, up 8% year-over-year • Net income of $49 million ($1.94 per diluted share), or 4.7% of net sales, up 35% year-over-year • Adjusted net income1 of $56 million ($2.19 adjusted net income per diluted share1) • Adjusted EBITDA1 of $111 million, or 10.6% of net sales, up 23% year-over-year Executing Cost Management and Continuous Improvement Initiatives • First quarter operating profit margin of 7.8%, up 180 bps year-over year • Lowered material costs through supply chain improvements • Implemented $28+ million in non-material cost reductions in 2024 and on track to deliver an additional 85bp margin improvement in 2025 through optimizing infrastructure Gaining Share through Innovation • Grew sales to RV OEMs in our top 5 product categories despite negative mix shift • Delivered towable organic content growth both sequentially over 4Q24 and year-over-year2 • Continued momentum with recent new product launches with 2025 RV model year - including ABS, A/C innovation, coil spring suspension, new window designs, and new patented Sun Deck 3 1 Additional information regarding adjusted net income, adjusted net income per diluted share, Adjusted EBITDA, and Adjusted EBITDA as a percentage of net sales, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, are provided in the Appendix 2 For twelve months ended March 31, 2025 Capital Allocation • Refinanced credit agreement and issued new Convertible Notes due 2030, extending maturities and structuring the business for long-term success • Strong liquidity position with $231 million of cash and cash equivalents and $595 million of availability on revolving credit facility at March 31, 2025 • Returned $57.6 million to shareholders through a quarterly dividend of $1.15 per share aggregating $29.4 million, and $28.3 million in share repurchases • Acquired Trans/Air in March and Freedman Seating in April, representing approximately $200 million in annual revenues in the bus market First Quarter 2025 Highlights Operational flexibility, strategic diversification, and effective cost management drove profitable growth

4 RV OEM Performance and Trends • 86,400 North American wholesale towable units shipped in Q1 2025, up 18% YoY • 60,600 estimated North American retail towable units sold in Q1 2025, down 7% YoY • Gained share in our top 5 RV product categories: appliances, awnings, chassis, furniture, and windows for the quarter ended March 31, 2025 • Q1 2025 RV OEM sales up 15% YoY, as retail dealers restocked inventories for the 2025 selling season Net Sales (in thousands) $459,601 $530,802 Q1 2024 Q1 2025 NA RV Wholesale/Retail/Inventory Change Retail Wholesale Inventory Linear (Inventory) 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 0 50,000 100,000 150,000 200,000 250,000 (80,000) (60,000) (40,000) (20,000) — 20,000 40,000 60,000 80,000

5 Touring Coil Suspension Furrion® 18K Chill Cube Air Conditioner * "Other" includes impact of RV unit shipments versus industry production, index sales price adjustments, and the impact of acquisitions and divestitures New Window Designs and Integrated Shades Innovation Driving RV Content Growth, Share Gains Sequential Towable Content Growth (LTM) YoY Towable Content Growth (LTM) Key 2025 Model Year Product Wins +1% +3%

Adjacent Industries OEM

Performance and Trends

- Q1 2025 Adjacent Industries sales down 2% YoY
- Decrease primarily due to lower sales to North American marine and powersports OEMs, partially offset by higher sales to utility trailer OEMs
  - Pressured by current dealer inventory levels, inflation, and elevated interest rates impacting retail consumer demand
- Expanding presence in transportation and building products markets:
  - Supplying axles to top trailer brands, which produce 500k+ utility and cargo trailers annually
  - Adding windows in off-road vehicles, school buses, and manufactured housing
  - Acquired Trans/Air and Freedman Seating, deepening our position in the resilient bus market



SCHOOL BUS

Net Sales (in thousands)



$298,710
$292,753
Q1 2024
Q1 2025



Q1 2024 Adjacent Industries OEM Net Sales by Market (in millions)
$8
$50
$76
$53
$47
$65
Utility Trailers
Marine
Building Products
Transportation
International
Other



Q1 2025 Adjacent Industries OEM Net Sales by Market (in millions)
$7
$47
$82
$50
$45
$62
Utility Trailers
Marine
Building Products
Transportation
International
Other

6

7 Aftermarket Segment Performance and Trends • Q1 2025 sales up 6% from the prior year driven by higher volumes within the RV and marine aftermarkets and market share gains in the automotive aftermarket • 310 bps YoY margin contraction primarily driven by increases in sales mix of lower margin products, decreases in automotive aftermarket production volume, and investments in capacity and distribution processes to support growth of the aftermarket segment • Driving portfolio expansion in diversified markets with towing and truck accessories, boating accessories, appliances, and electronics • Meeting heightened repair and replacement demand as RV ownership has reached record levels in recent years • 2021 and 2022 model year units are exiting warranty period and shifting into aftermarket sales opportunity • Seeing quarter over quarter growth - i.e. Refrigerators are up 75% and RV Furniture is up 60% Net Sales (in thousands) $209,718 $222,035 Q1 2024 Q1 2025

8 Innovation Driving Growth Continued focus on innovation driving an ongoing increase of new product introductions Helux Coil Spring Pin Box Bi Fold Sundeck Anti-Lock Braking Systems 4000 Series Windows Chill Cube Air Conditioner Touring Coil Suspension Residential Windows

Growth Strategy

Expanding share across diversified portfolio with cutting-edge innovations and best-in-class service

Focus on Delivering Unparalleled Customer Experience

- Developing innovations that enhance the outdoor experience with a focus on safety, durability, and enjoyment
- Building upon long-term relationships by offering trainings and online resources to further cement Lippert as a trusted partner (~18k training sessions thru our Technical Institute in Q1 2025)

Capital Allocation Strategy

- Focusing on strategic acquisitions to expand presence in existing markets
- Investing in R&D and innovation to drive profitable growth
- Returning capital to shareholders
- Maintaining a strong balance sheet

Capture Share of $13 Billion of Addressable Opportunities in Diverse End Markets

- Leveraging the expertise gained as a market leader in the RV space
- Delivering innovative products through leading, nimble manufacturing capabilities
- Utilizing manufacturing synergies to enhance offerings in the transportation and building products markets
- Capitalizing on opportunities as RVs enter the repair and replacement cycle with our content

$13B of Addressable Opportunities by Market (in billions)



$2.5
$1.5
$1.0
$1.0
$7.0
Auto, Marine & RV Aftermarket
Marine
Building Products
Transportation
International

9

Capital Allocation Highlights

Executing on our capital allocation strategy through acquisitions, debt refinancing, and returning capital to shareholders

Strategic Acquisitions

- Recently completed two acquisitions to further ingrain our presence in adjacent industries
- Trans/Air acquired in March 2025
    - Provider of climate control systems for a wide range of vehicles for the bus markets
- Freedman Seating acquired in April 2025
    - Manufacturer of transportation seating solutions
    - Serves bus, rail and specialty vehicle/ transportation vehicle markets

Returning Capital to Shareholders

- Paid quarterly dividend of $1.15 per share, aggregating $29 million
- Repurchased 309K shares of common stock with proceeds from convertible debt refinancing for $28 million

Refinanced Long-Term Debt

- Issued $460M 3.000% convertible notes due 2030 and repurchased $368M of convertible notes due 2026
- Refinanced credit agreement with $600M revolving credit facility and new $400M term loan B due 2032 (paid off remaining $280M balance of term loan A due 2026)
- Effectively extended most maturities previously due in 2026 out to 2030 and 2032

Future Debt Maturities


$500
$–
(in millions)
$3
$96
$4
$4
$4
$464
$4
$373
2025
2026
2027
2028
2029
2030
2031
2032
2026 Convertible Notes
2030 Convertible Notes
Term Loan B

10

11 Q1 2025 Financial Performance Operating Margin 6.0% 7.8% First Quarter 2024 First Quarter 2025 (in th ou sa nd s) Consolidated Net Income $36,545 $49,438 First Quarter 2024 First Quarter 2025 (in th ou sa nd s) Adjusted EBITDA* $90,300 $110,859 First Quarter 2024 First Quarter 2025 * Additional information regarding Adjusted EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix. (in th ou sa nd s) Consolidated Net Sales $968,029 $1,045,590 First Quarter 2024 First Quarter 2025 +8% +180 bps +23%+35%

12 Liquidity and Cash Flow As of and for the three months ended March 31 2025 2024 Cash and Cash Equivalents $231M $23M Remaining Availability under Revolving Credit Facility(1) $595M $154M Capital Expenditures $9M $9M Dividends $29M $27M Share Repurchases $28M $—M Debt / Net Income (TTM) 6.0x 9.1x Net Debt/Adjusted EBITDA (TTM)(2) 1.9x 2.8x Cash from Operating Activities $43M $(8)M Free Cash Flow(2) $34M $(16)M 1 Remaining availability under the revolving credit facility is subject to covenant restrictions. 2 Additional information regarding net debt to Adjusted EBITDA and free cash flow, as well as a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, is provided in the Appendix.

2025 Tariff Update

Raw Material & Component Source by Market (at year-end)


2024 Actual
Rest of World ~11%
China ~24%
U.S.A. ~65%
2025 Estimate
Rest of World ~23%
China ~10%
U.S.A. ~67%

Assuming 20% tariff on China imports and 10% for ROW,
potential 2025 margin impact of ~180bps

Tariff Mitigation Actions:

- Diversify supply chain - transition into more strategically favorable regions
- Tariff cost share with vendors
- Pricing pass-through to customers

Working with OEM customers to mitigate cost impacts to end-consumer through:

- Product and pricing strategies of Good/Better/Best
- Utilizing existing inventory product

13

14 2025 Outlook RV Industry • Our current full year 2025 North American forecast is 320 - 350k wholesale unit shipments • Continued momentum and product placement with newly launched products • Consolidated April 2025 sales up 3% YoY, driven by a 7% increase in RV OEM sales for the month Other Markets • Aftermarket - Continued focus on organic and inorganic growth • Marine - Expect continued slowness in the first half of 2025 with improvement in the back half • Transportation, Building Products and Utility Trailer Markets - modest industry headwinds Cost Reductions • On track to deliver an additional 85bp margin improvement in 2025 through optimizing infrastructure

15 Appendix Reconciliation of Non-GAAP Measures ADJUSTED EBITDA Three Months Ended March 31, ADJUSTED EBITDA (TTM) Twelve months ended March 31, ($ in thousands) 2025 2024 ($ in thousands) 2025 2024 Net income $ 49,438 $ 36,545 Net income $ 155,760 $ 93,481 Interest expense, net 5,991 9,321 Interest expense, net 25,569 39,351 Provision for income taxes 17,835 11,745 Provision for income taxes 52,561 28,164 Depreciation and amortization 29,542 32,689 Depreciation and amortization 122,546 131,958 EBITDA $ 102,806 $ 90,300 EBITDA $ 356,436 $ 292,954 Loss on extinguishment of debt 8,053 — Loss on extinguishment of debt 8,053 — Adjusted EBITDA $ 110,859 $ 90,300 Adjusted EBITDA $ 364,489 $ 292,954 Net sales $ 1,045,590 $ 968,029 Net sales $ 3,818,769 $ 3,779,527 Net income as a % of Net Sales 4.7% 3.8 % Net income as a % of Net Sales 4.1% 2.5 % Adjusted EBITDA as a % of Net Sales 10.6% 9.3 % Adjusted EBITDA as a % of Net Sales 9.5% 7.8 % FREE CASH FLOW Three Months Ended March 31, NET DEBT/ADJUSTED EBITDA (TTM) March 31, 2025 March 31, 2024 ($ in thousands) 2025 2024 Total debt $ 938,278 $ 855,342 Net cash flows provided by Less cash and cash equivalents 231,243 22,625 (used in) operating activities $ 42,718 $ (7,654) Net debt $ 707,035 $ 832,717 Capital expenditures (9,038) (8,608) Free cash flow $ 33,680 $ (16,262) Total Debt/Net Income (TTM) 6.0x 9.1x Net Debt/Adjusted EBITDA (TTM) 1.9x 2.8x Adjusted EBITDA, Adjusted EBITDA as a percentage of net sales, and free cash flow are non-GAAP performance measures included to illustrate and improve comparability of the Company's results from period to period. Adjusted EBITDA is defined as net income before interest expense, provision for income taxes, depreciation and amortization expense, and loss on extinguishment of debt. Free cash flow is defined as net cash flows provided by (used in) operating activities less capital expenditures. The Company considers these non-GAAP measures in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because they provide a useful analysis of ongoing underlying trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies. The net debt to Adjusted EBITDA ratio on a trailing twelve month basis is a non-GAAP performance measure included because the Company believes it is useful to investors in evaluating the Company's leverage. The net debt to Adjusted EBITDA ratio is defined as total debt, less cash and cash equivalents, divided by Adjusted EBITDA. The net debt to Adjusted EBITDA ratio is a non-GAAP measure and should not be considered a substitute for the ratio of total debt to net income determined in accordance with GAAP. The Company's calculation of its net debt to Adjusted EBITDA ratio might not be calculated in the same manner as, and thus might not be comparable to, similarly titled measures used by other companies.

16 Appendix Reconciliation of Non-GAAP Measures (cont.) ADJUSTED NET INCOME Three Months Ended March 31, ($ in thousands, except per share amounts) 2025 2024 Net income $ 49,438 $ 36,545 Loss on extinguishment of debt 8,053 — Tax effect of adjustment (1,930) — Adjusted net income $ 55,561 $ 36,545 ADJUSTED NET INCOME PER DILUTED SHARE Net income per common share - diluted $ 1.94 $ 1.44 Loss on extinguishment of debt 0.32 — Tax effect of adjustment (0.07) — Adjusted net income per common share - diluted $ 2.19 $ 1.44 Weighted average common shares outstanding - diluted 25,426 25,389 Adjusted net income and adjusted net income per diluted common share are non-GAAP performance measures included to illustrate and improve comparability of the Company's results from period to period. Adjusted net income is defined as net income adjusted for loss on extinguishment of debt and the related tax effect. The Company considers these non-GAAP measures in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because they provide a useful analysis of ongoing underlying trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies.

17 Appendix Historical Unit Mix as Percentage of LCI RV OEM Chassis Shipments 15.5% 15.8% 15.5% 15.9% 15.4% 18.6% 17.9% 20.5% 19.3% 18.9% 23.0% 24.3% 23.7% 84.5% 84.2% 84.5% 84.1% 84.6% 81.4% 82.1% 79.5% 80.7% 81.1% 77.0% 75.7% 76.3% Single Axle Travel Trailer Multi Axle TT and Fifth Wheels 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 —% 20.0% 40.0% 60.0% 80.0% 100.0%

Q&A